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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2003

                                 HEALTHAXIS INC.
               (Exact name of registrant as specified in charter)


       PENNSYLVANIA                      0-13591                 23-2214195
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


         5215 N. O'CONNOR BLVD., 800 CENTRAL TOWER, IRVING, TEXAS 75039
                    (Address of principal executive offices)


                                 (972) 443-5000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         On September 30, 2003, the Company issued a press release with respect to its repurchase of its common stock, par value $.10 (the "Common Stock"), Series A Convertible Preferred Stock, par value $1.00 and warrants to purchase Common Stock from UICI. A copy of the press release is attached hereto as
Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   September 30, 2003


                                           HEALTHAXIS INC.


                                           By:  /s/ JOHN M. CARRADINE
                                                --------------------------------
                                                John M. Carradine
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number            Description
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
99.1              Press release dated September 30, 2003.